SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                          Exchange Act of 1934

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Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]       Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
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[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Regal-Beloit Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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       how it was determined):
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[ ]  Fee paid previously with preliminary materials.
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Copies to security holders are intended to be released on March 17, 1997.

REGAL-BELOIT CORPORATION

----------------------------------------

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 24, 1997


To the Shareholders of Regal-Beloit Corporation:

Notice is hereby given that the Annual Meeting of Shareholders of Regal-Beloit Corporation, a Wisconsin Corporation (the "Company") will be held at the Company Headquarters, 200 State Street, Beloit, Wisconsin 53511-6254, on Thursday, April 24, 1997 at 10:30 A.M. Central Daylight Time for the following purposes:

 1.  To elect three Class A Directors for a term of three years.

 2. To ratify the appointment of Arthur Andersen LLP as independent public accountants for the Company for the year ending December 31, 1997.

 3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors does not have plans to bring any other business before the meeting, and has not been advised that any other business will be brought before the meeting.

The Board of Directors has fixed February 28, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting. To assure representation at the meeting, please indicate your voting directions, date, sign and mail promptly, the enclosed proxy which is being solicited on behalf of the Board of Directors. A return envelope which requires no postage if mailed in the United States is enclosed for such purpose. Shareholders who are present at the meeting may withdraw their proxies and vote in person if they wish.

A copy of the 1996 Annual Report of the Company accompanies this notice and attached Proxy Statement.


                              By Order of the Board of Directors

                              Robert C. Burress
                              -----------------
                              Robert C. Burress,
                              Vice President, Treasurer, Secretary
                              REGAL-BELOIT CORPORATION



Beloit, Wisconsin
March 17, 1997
1

REGAL-BELOIT CORPORATION
200 STATE STREET
BELOIT, WISCONSIN  53511-6254

-----------------------------

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS, APRIL 24, 1997

                        * * * * * * * *

                        SOLICITATION AND VOTING


The enclosed proxy for the Annual Meeting of Shareholders to be held April 24, 1997, and any and all adjournments thereof, is solicited on behalf of the Board of Directors of the Company. A proxy may be revoked at any time prior to the voting thereof by notice in writing filed with the Secretary of the Company or by withdrawal in person at the registration desk at the annual meeting. Properly executed proxies will be voted as specified thereon, unless revoked.

The Company will bear the expense of this solicitation of proxies. It is expected that only the mails will be used for such solicitation, except Directors, Officers or regular employees of the Company may solicit proxies personally or by telephone or facsimile. The Company may pay brokers and other custodians, nominees and fiduciaries their reasonable expenses for sending proxy material to principals and obtaining their proxies.

This Proxy Statement, Notice of Meeting and accompanying proxy cards are first being mailed to shareholders on or about March 17, 1997.


VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

On December 31, 1996, the outstanding voting securities of Regal-Beloit Corporation consisted of 20,644,843 shares of $0.01 par value Common Stock, each share of which is entitled to one vote. Only shareholders of record at the close of business on February 28, 1997, will be entitled to vote at the meeting.

To the best of the Company's knowledge, no entity owned more than 5% of its outstanding voting securities at the close of business on December 31, 1996, except FMR Corp. (Fidelity Investments), 82 Devonshire Street, Boston MA 02109-3614, who owned 1,749,900 shares (8.5%), Wisconsin Investment Board,
121 East Wilson Street, Madison, WI 53703, who owned 1,726,400 shares (8.4%), and Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102, who owned 1,470,490 shares (7.1%). On December 31, 1996, the Directors and Officers of the Company as a group (11 persons) were beneficial owners of 1,076,695 shares of the Company's Common Stock (including 373,206 shares subject to options exercisable within 60 days) constituting approximately
5.2% of the outstanding shares of Common Stock.

A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the annual meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum.

If a quorum is present, Directors are elected by a plurality of the votes cast by the holders of Company Common Stock entitled to vote in the election at the meeting. "Plurality" means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the meeting. An abstention or broker non-vote will have no effect on the election of directors under Wisconsin law. As to any other matter which properly comes before the meeting, approval is required by a majority of the shares represented at the meeting if a quorum of those shares is present. Abstentions in regard to such other matters will have the same effect as a negative vote. However, broker non-votes, which will not be counted as shares entitled to vote, will have no effect.

                          ELECTION OF DIRECTORS

The current three-year term of the Class A Directors expires at the forthcoming annual meeting. Unless otherwise directed, proxies will be voted at the annual meeting for the election of nominees, William W. Keefer, James L. Packard and Henry W. Knueppel as Class A Directors for a three-year term until the year 2000 annual shareholder meeting and until their successors are duly elected. All are currently serving as Directors. Management has no reason to believe that any of the foregoing nominees is not available or will not serve if elected, but if any of them should become so unavailable to serve as a Director, full discretion is reserved to the persons named as proxies to vote for such other persons as may be nominated.

The following sets forth certain information (furnished by them to the Company) concerning each nominee and each Director whose term of office continues after the annual meeting.


                                                                   Beneficial
                                                                   Ownership of
                                                                   Company Stock
                                                                   as of
                                                                   December 31,
                                                                   1996
                      Principal Occupation, Business      Director Number Of     Percent
Name and Age          Experience and Other Directorships  Since    Shares (1)    Of Class
------------          ----------------------------------  -------  ----------    --------
Nominees For
Class A Directors
Term Expires in
2000:

WILLIAM W. KEEFER-71 Former Chairman, Warner Electric        1985    55,228          *
                     Division of Dana Corporation.

JAMES L. PACKARD-54  Chairman, President and Chief Execu-    1980   474,741          2.3
(2)                  tive Officer of the Company, employed
                     with the Company since 1979.  Presi-
                     dent and Director since 1980.  Chief
                     Executive Officer since 1984.  Chair-
                     man since 1986.  Director, The First
                     National Bank & Trust Company of Beloit.

HENRY W. KNUEPPEL-48 Executive Vice President, Operations    1987   228,891          1.1
                     of the Company, employed since 1979.
                     Vice President - Power Transmission
                     Group 1982 - 1985.  Vice President,
                     Operations 1985 - 1987.  Director and
                     Executive Vice President, Operations
                     since 1987.



                                                                                Beneficial
                                                                                Ownership of
                                                                                Company Stock
                                                                                As Of
                                                                                December 31,
                                                                                1996
                          Principal Occupation, Business           Director     Number Of     Percent
Name and Age              Experience and Other Directorships       Since        Shares (1)    Of Class
------------              ----------------------------------       -------      ----------    --------
Class B Directors
Term Expires in 1998:

JOHN M. ELDRED-66          President, The First National Bank       1965        46,028           *
(2)                        & Trust Company of Beloit;  Director,
                           The First National Bank & Trust Company
                           of Beloit.

JOHN A. McKAY-63           Former President & COO, Harnischfeger     1992        9,104           *
(2)                        Industries, Inc.; former Chairman and
                           CEO of Beloit Corporation; Director,
                           Sandusky International, Inc., The  First
                           National Bank & Trust Company
                           of Beloit.

G. FREDERICK KASTEN, JR-57 President, CEO, Robert W. Baird           1995        18,488          *
(2)                        & Co., Inc.;  Director, Robert W.
                           Baird & Co., Inc.



Class C Directors
Term Expires in 1999:

J. REED COLEMAN-63        Chairman, Madison-Kipp Corporation;        1981        73,654          *
                          Director, Madison-Kipp Corporation,
                          Kemper  Corporation, Xeruca Corp.,
                          Lunar Corporation and NIBCO, Inc.

FRANK E. BAUCHIERO-62     President, Walbro Corporation;             1993         8,566          *
                          former President, Industrial, Dana
                          North America; former President,
                          Warner Electric Division of Dana
                          Corporation; Director, Walbro
                          Corporation, Rockford Products
                          Corporation, M & I Bank of Beloit
                          and Madison-Kipp  Corporation.

STEPHEN N. GRAFF-62       Retired Milwaukee Office Managing          1996          2,600         *
                          Partner, Arthur Andersen LLP and
                          Andersen Worldwide S.C.; Director,
                          Super Steel Products Inc.,
                          Northwestern Mutual Series Fund,
                          Inc., Mason Street Funds, Inc.,
                          Northwestern Mutual Life
                          Insurance Co., Super Steel
                          Schenectady, Inc.

* Represents less than 1% of the common stock.
4
(1)  The amounts shown for Messrs. Keefer, Eldred and Coleman include 25,654 shares each for which they have vested but unexercised nonqualified stock options.  The amounts shown for Messrs. McKay, Bauchiero, Kasten and Graff include 8,904 shares, 6,566 shares, 3,488 shares and 2,400 shares, respectively, for which they have vested but unexercised options.
The amount shown for Mr. Eldred includes 200 shares held in an Individual
Retirement Account and 500 shares in a Keogh Plan.  The amounts shown for
Messrs. Packard and Knueppel include 154,136 shares and 98,750 shares, respectively, for which they have vested but unexercised options; 300,000 shares and 111,180 shares, respectively, as to which the indicated persons share voting and dispositive power with a spouse and 19,189 shares and 15,421 shares, respectively, held in trust under the Company's Employee Profit Sharing Plan and Trust, the Company's Personal Savings
Plan (401K) and an Individual Retirement Account (IRA).  The amounts shown for Messrs. Packard and Eldred include
1,416 shares and 6,206 shares,  respectively, held by their spouses, as to which they disclaim beneficial ownership.

(2)  Director John M. Eldred is the President, and he and Directors Packard and McKay are Directors of The First
National Bank & Trust Company of Beloit (the "Bank"), Beloit, Wisconsin.  During 1996, Regal-Beloit Corporation had
business transactions with the Bank.  All transactions were in the ordinary course of business and it is anticipated that like transactions will continue.  As of December 31, 1996, the Company had outstanding letters of credit with the Bank in the aggregate amount of $2,216,455.  The Company has not drawn down on any of the letters of credit.  Director G.
Frederick Kasten, Jr. is the President of Robert W. Baird & Co., Inc. ("Baird").  During 1996, Regal-Beloit Corporation
had business transactions with Baird.  All transactions were in the ordinary course of business and it is anticipated that like transactions will continue.


1996 COMMITTEES OF THE BOARD

The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Nominating Committee.

AUDIT COMMITTEE. The current Audit Committee members are Directors J. Reed Coleman, Chairman, William W. Keefer and Frank E. Bauchiero. James L.
Packard is an ex-officio member. The committee is appointed by and receives its authority and assignments from and reports to the Board of Directors.
Its responsibilities include, but are not limited to, recommendations of the appointment of the public accountants, review of the scope and results of the public accountant's audit activities and the fees proposed and charged therefore, and review of the Company's accounting controls and policies, financial reporting practices and the internal audit control procedures and related reports of the Company. The committee held two meetings in 1996.

COMPENSATION COMMITTEE. The current Compensation Committee consists of Directors John A. McKay, Chairman, John M. Eldred, and Stephen N. Graff.
The committee is appointed by and reports to the Board of Directors. Among its duties are to recommend to the Board of Directors the annual compensation of the directors and principal corporate officers (the "Officers") and executives and to review, formulate, recommend and administer short and long range compensation programs for Officers and Key Employees. The committee held three meetings during 1996.

NOMINATING COMMITTEE.  Directors who serve on the Nominating Committee are John
M. Eldred, Chairman, G. Frederick Kasten, and William W. Keefer. This committee is responsible for recommending to the Board candidates to fill interim and expiring Board and Officer vacancies. Nominees are selected on the basis of outstanding professional and business achievements, character and their ability to make useful contributions in the best interests of the Company. The committee will consider nominees suggested by shareholders. It is suggested
that any such nominees be brought to the attention of the Secretary.   No
meetings were held  during 1996.


OTHER INFORMATION ABOUT THE BOARD

The Board of Directors has the responsibility to elect the Officers, establish corporate policies and to oversee the overall performance of the Company. Members of the Board are kept informed by written reports and financial data sent to them each month, as well as by oral and written operating, planning and financial reports given to them by Company Officers and others at Board and committee meetings.

DIRECTORS' COMPENSATION. Each Outside Director of the Company (currently Messrs. Coleman, Bauchiero, Eldred, Keefer, McKay, Graff and Kasten) receives an annual fee of $15,000 plus $1,000 and expenses for each Board meeting attended in person or $750 if attended telephonically. The Audit, Compensation and Nominating Committee Chairmen each receive an additional $1,250 annual fee. There are four regularly scheduled Board of Directors meetings per year. Outside Directors serving on committees of the Board of Directors receive an additional $1,000 if attended in person or $750 if attended telephonically, plus expenses for each committee meeting attended. In addition, the Company provides Directors with certain health, life and travel insurance benefits.

During fiscal 1996, no incumbent Board Member attended fewer than seventy-five percent (75%) of the aggregate of (i) the total number of meetings of the Board held during the period for which he was a Director and (ii) the total number of meetings of all committees of the Board on which he served during the period that he served.

Effective April 24, 1996, under the Regal-Beloit Corporation 1991 Flexible Stock Incentive Plan, each individual Outside Director was, and will be annually, granted stock options, stock appreciation rights or any combination thereof in the amount of 800 shares of Common Stock, at the fair market value as of the date corresponding to the Annual Shareholders' Meeting, except that the first grant to an initially elected Outside Director shall be 2,400 shares granted on the date corresponding to the Annual Shareholders' Meeting at which the Outside Director is initially elected.

6

The right to exercise any grant given to Outside Directors shall vest immediately upon grant. Unexercised Grants to Outside Directors shall terminate the earlier of ten (10) years after the date of grant or one (1) year after the date of the death of the Outside Director. Any Outside Director who is terminated for cause and has not effectively exercised his options prior to termination shall have such unexercised options lapse immediately upon termination as an Outside Director. "Cause" is defined as a serious or willful act of misconduct detrimental to the business or reputation of Regal-Beloit Corporation or its subsidiaries.

Grants to an Outside Director are controlled by the terms and conditions of the Regal-Beloit Corporation 1991 Flexible Stock Incentive Plan (the "Plan") and the rules, regulations, agreements, guidelines, instruments and interpretations issued by the Compensation Committee, except where inconsistent with the limitations set forth in Section 4 of the Plan.


COMPENSATION

REPORT OF COMPENSATION COMMITTEE ON ANNUAL COMPENSATION

The Compensation Committee of the Board of Directors (the "Committee") as described above is composed entirely of independent Outside Directors. The Committee is responsible for setting and administering the policies which govern both annual compensation and stock option programs. The following is an overview of those compensation policies.

OVERALL POLICY FOR THE NAMED EXECUTIVE OFFICERS' COMPENSATION. The Compensation Committee of the Board of Directors maintains executive salary and benefits at a level that will permit the Company to attract and retain the highest quality individual in its key executive positions, taking into consideration the prevailing competitive job market, the current and projected size of the Company, its ability to pay and the relationship of the resulting executive compensation to other non-executive compensation in the Company.

Named Executive Officers' compensation overall for 1996 consisted of: a cash salary, a performance bonus and stock options.

GENERAL MEASURES USED TO DETERMINE COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER. The cash salary compensation, bonus and stock option programs are determined by annually comparing the Chief Executive Officer's position to those of similar chief executive officers for companies of comparable size and type as reported in one or more representative management compensation studies, taking into consideration geographic location, inflation and the responsibilities commensurate with the position.

An annual performance bonus program is used as an incentive to reward positive results. The bonus is based exclusively on "Return On Average Shareholders' Equity" (the "ROE"). Payment is on a sliding scale dependent upon the Company's ROE. The Compensation Committee, with Board approval, makes stock option grants to the Chief Executive Officer under the 1987 and 1991 programs previously approved by the shareholders.

CRITERIA USED IN DETERMINING THE NAMED EXECUTIVE OFFICERS' OTHER THAN THE CHIEF EXECUTIVER OFFICER'S COMPENSATOIN. The criteria for determining the cash salary, annual performance bonus and stock options for the other Named Executive Officers is basically the same as outlined above for the Chief Executive Officer except that the annual performance bonus payouts are factored down depending upon position responsibility. Option grants may also vary and may contain fewer restrictions.

STOCK OPTION PHILOSOPHY. Stock options for the Named Executive Officers, including the Chief Executive Officer, have been historically granted on a periodic basis to accomplish a diverse set of goals, namely, to advance the Company's growth and success by attracting well-qualified Executives whose judgment the Company is dependent upon for the successful conduct of its operations and to provide such Executives with incentives to put forth maximum effort for the long-term success of the Company's business and, in addition, to help supplement the Executive's retirement benefits.
The size and term are based on competitive practice and position levels to ensure retention and alignment of these Named Executive Officers' long-range interests with those of the shareholders and the opportunity for those Named Executive Officers to build a meaningful stake in the Company.

7

The above overview of the Company's compensation policies has been presented by the following named Directors comprising the Compensation Committee for the fiscal year ending December 31, 1996.

John A. McKay, Chairman
John M. Eldred
Stephen N. Graff


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of John A. McKay, Chairman, John M. Eldred and Stephen N. Graff. Mr. Packard, the Company's Chief Executive Officer, Mr. Eldred, and Mr. McKay, who are Directors of the Company, serve on the Board of Directors of the Bank and participate in decisions by the Bank's compensation committee regarding compensation of its executives. During the past fiscal year, the Company had business transactions with the Bank. All transactions were in the ordinary course of business and it is anticipated that like transactions will continue. As of December 31, 1996, the Company had outstanding letters of credit with the Bank in the aggregate amount of $2,216,455. The Company has not drawn down on any of the letters of credit.

The following tables and graphs provide information required by various proxy rules promulgated by the Securities and Exchange Commission concerning the Named Executive Officers' compensation.



COMPARISON OF FIVE YEAR CUMMULATIVE TOTAL RETURN

The following graph compares the hypothetical total shareholder return (including reinvestment of dividends) on an investment in (1) the Company's Common Stock, (2) the AMEX Market Value Index and (3) the Standard & Poor's Manufacturing Diversified Industrials Index ("S&P") for the period January 1, 1992 through December 31, 1996. In each case, the graph assumes the investment of $100.00 on December 31, 1991. Regal-Beloit Corporation and the S & P data were supplied by S & P Compustat Services, Inc. AMEX data was supplied by the American Stock Exchange Equity Research and Development Department.


FIVE YEAR CUMULATIVE PERFORMANCE GRAPH






                                              1992    1993    1994    1995    1996

Regal-Beloit Corporation                       163     206     217     355     328

AMEX Market Value Index                        111     121     110     139     148

S&P Manufacturing Diversified Industrials      108     132     136     192     264


SUMMARY COMPENSATION TABLE


                                                Annual Compensation (3)           Long-Term Compensation
                                                ---------------------------------------------------------
                                                                   $          Awards               $
                                                                              ------
                                                                   Other      $                    Long-Term  $
                                                $        $         Annual     Restricted  Stock    Incentive  All Other
Name              Principal Position      Year  Salary   Bonus(3)  Comp.(4)   Stock       Options  Payouts    Comp.(5)
----              ------------------      ----  ------   --------  --------   ----------  -------  ---------  ---------
James L. Packard  Chairman, President,    1996  368,568  252,000    (4)        -0-        -0-          -0-      7,850
                  Chief Executive         1995  343,085  233,280    (4)        -0-        -0-          -0-      9,246
                  Officer                 1994  316,347  216,000    (4)        -0-        -0-          -0-     16,850

Henry W. Knueppel Executive Vice          1996  229,594  123,840    (4)        -0-        -0-          -0-      9,416
                  President,              1995  214,758  115,200    (4)        -0-        -0-          -0-      9,719
                  Operations              1994  199,393  107,712    (4)        -0-        -0-          -0-     10,500

Robert C. Burress Vice President,         1996  170,330   77,280    (4)        -0-        -0-          -0-     11,000
(1)               Treasurer,              1995  162,000   72,960    (4)        -0-        10,000       -0-     11,183
                  Secretary (1)           1994  150,377   68,160    (4)        -0-        -0-          -0-      7,976

Kenneth F. Kaplan Vice President,         1996   49,629   25,000    (4)        -0-        20,000       -0-      1,440
(2)               Chief Financial
                  Officer


(1) Effective October 25, 1996, Mr. Burress was elected as Treasurer, in addition to retaining his previous offices of Vice President and Secretary. Mr. Burress will be retiring from the Company effective April 30, 1997.

(2) The table reflects compensation to Mr. Kaplan from September 16, 1996, when he joined the Company, to December 31, 1996. Effective October 25, 1996, Mr. Kaplan was elected as Vice President, Chief Financial Officer replacing Mr. Burress as Chief Financial Officer. From 1985 through 1996, Mr. Kaplan was employed with Gehl Company, a public corporation traded on The NASDAQ Stock Market. From 1987 until his resignation in 1996, he served in the position of Vice President of Finance and Treasurer.

(3) Includes amounts earned in fiscal year, whether or not deferred or payable.

(4) The Company also provides its Named Executive Officers certain additional non-cash benefits that are not described in this Proxy Statement. Such compensation is below the Securities and Exchange Commission's required disclosure thresholds.

(5) Vested and non-vested contributions to the Company's Employee Profit Sharing Plan and Trust and premiums for term life insurance.


OWNERSHIP OF COMPANY STOCK AND STOCK EQUIVALENTS BY NAMED EXECUTIVE OFFICERS

To encourage growth in shareholder value, the Company believes that the Named Executive Officers who are in a position to make a substantial contribution to the long-term success of the Company should have a significant stake in its on-going success through stock ownership. This focuses attention on managing the Company as an owner with an equity position in the business.

The interests of the Company's Named Executive Officers in the Company's Common Stock, which is set forth in the following table, includes stock owned and stock options granted or in which an interest was held as of December 31, 1996.

9

SECURITY OF OWNERSHIP OF MANAGEMENT


                                                     Shares
                                                     Beneficially  Percent Of
Name                        Office                   Owned(1)      Class (5)
----                        ------                   ------------  ----------
James L. Packard (2)(3)(4) Chairman, Chief Executive  474,741      2.3
                           Officer, President

Henry W. Knueppel(2)(3)    Executive Vice President,  228,891      1.1
                           Operations

Robert C. Burress(2)       Vice President,            158,695       *
                           Treasurer, Secretary

Kenneth F. Kaplan          Vice President,                 700      *
                           Chief Financial Officer


Total as a group                                       863,027     4.2


(1) The amount shown for Messrs. Packard, Knueppel, Burress, and all Executive Officers as a group include 154,136, 98,750, 22,000 and 274,886 shares, respectively, for which they have vested but unexercised options, but which could be exercised within 60 days pursuant to outstanding option grants.

(2) The amount shown for Messrs. Packard, Knueppel and Burress includes 300,000, 111,180, and 136,695 shares, respectively, as to which the indicated persons share voting and dispositive power with a spouse.

(3) The amount shown for Messrs. Packard and Knueppel includes 19,189 and 15,421 shares, respectively, as to shares held in trust under the Company's Employee Profit Sharing Plan and Trust, the Company's Personal Savings Plan (401K) and an Individual Retirement Account (IRA).

(4) The amount shown for Mr. Packard includes 1,416 shares held by his spouse as to which he disclaims beneficial ownership.

(5) * Represents less than 1% of the common stock.



AGGREGATED OPTION SHARES EXERCISED IN 1996 FISCAL YEAR AND YEAR-END VALUES

The following table contains information concerning stock options exercised during fiscal year 1996 and fiscal year-end value of unexercised options with respect to the Named Executive Officers.


                   Number of             Total Number of             Total Value of
                   Shares                Unexercised Options Held    Unexercised, In-The-Money
                   Acquired On  Value    At Fiscal Year-End          Options Held at Fiscal Year-End
                                         ------------------          -------------------------------
Name               Exercise     Realized Exercisable  Unexercisable  Exercisable(1)  Unexercisable(1)
                   --------     -------  -----------  -------------  --------------  ----------------
James L. Packard   10,000       $140,000  154,136     100,000        $1,936,481      $1,243,700
Henry W. Knueppel  8,000        112,000    98,750      60,000         1,243,146         746,220
Robert C. Burress   --             --      22,000        ---            194,310          --
Kenneth F. Kaplan   --             --        --         20,000            --             42,500


(1) Total value of exercisable and unexercisable options is based on the difference between the fair market value ($19 5/8 as of December 31, 1996) of the Company's stock and the exercise price of the options, at exercise or fiscal year-end.


OPTION GRANTS IN FISCAL 1996


                               Percent
                   Number of   Of Total                                  Potential Realizable
                   Securities  Options/SARs                              Value at Assumed
                   Underlying  Granted To     Exercise or                Annual Rates of Stock Price
                   Option      Employees In   Base Price    Expiration   Appreciation for Option Term
                                                                         ----------------------------
Name               Granted     Fiscal Year    ($/Sh)         Date         5% ($)        10% ($)
----               -------     -----------    -----------   ----------   ----------     --------

Kenneth F. Kaplan  20,000      24.8           $17 1/2        Oct., 2006   $200,000      $557,800

The Company has in effect stock option plans pursuant to which options to purchase Common Stock of the Company are granted to the Named Executive Officers, Directors and other Key Employees of the Company and its subsidiaries. Kenneth F. Kaplan was the only Named Executive Officer who was granted a stock option, in the amount of 20,000 shares. Stock options to taling 80,500 shares were granted to Key Employees and 7,200 shares were granted to Directors in fiscal year 1996.

SUMMARY OF BENEFIT PLANS

The Company has certain plans which provide, or may provide, compensation and benefits to Named Executive Officers of the Company, which are described herein. These plans are principally the Company's Incentive Stock Plan, Officers' Compensation Bonus Plan and the Target Supplemental Retirement Plan. The Company also provides its Executive Officers certain group life, health, medical and other benefits generally available to all salaried employees and certain additional non-cash benefits that are not described in this Proxy Statement because such compensation is below the Securities and Exchange Commission's required disclosure thresholds.

PROFIT SHARING PLAN

The Company makes an annual discretionary contribution to its tax-qualified profit sharing plan which covers certain hourly and salaried employees, including the Named Executive Officers. Eligible employees become participants in the profit sharing plan on the first January 1 or July 1 after completing twelve (12) months of service and being credited with at least 1,000 hours of service. The Company's contribution to the profit sharing plan is allocated to participants in accordance with a formula based upon participant compensation and years of service with the Company. A participant must be employed on the last day of the year and be credited with 1,000 hours of service during the year to be eligible for an allocation. Company contributions vest at 20% per year beginning after the completion of three years of service. Participants have the option to direct the investment of their accounts in 10% increments. Options include a fixed income fund, a bond fund, a balanced fund, two equity funds and a Regal-Beloit Corporation stock fund. Distributions from the plan are made generally upon termination of service for any reason in the form of a single sum payment in cash or in Regal-Beloit Corporation stock, provided a participant's vested interest includes a minimum of 100 shares.

The Company also maintains a profit sharing award program in which it makes an annual discretionary contribution to be allocated to certain hourly and salaried employees in accordance with a formula based upon compensation and years of service with the Company. The amount allocated is included in the cash compensation of each employee, and effective for years commencing after 1987, may be deferred in whole or in part through the Company's 401(K) plan.
Amounts allocated to the Company's Named Executive Officers for 1996 are included in the Summary Compensation Table.

TARGET SUPPLEMENTAL RETIREMENT PLAN

The Target Supplemental Retirement Plan ("TSRP") limits participation to selected key employees who are designated by the Compensation Committee.

All individuals named in the Summary Compensation Table participate in the TSRP. Under the TSRP, participants are entitled, upon normal retirement or approved early retirement, to receive a Target Supplemental Retirement benefit, which, together with social security and a hypothetical profit sharing plan balance annuitized over fifteen (15) years, equals the lesser of two percent (2%) of the final five (5) years average salary times years of service with the Company, up to a maximum of 30 years or 60% income replacement. Consequently, unless reduced as described below, the estimated annual Target Supplemental
Retirement benefits to TSRP participants will approximate those shown in the column of the following table which sets forth estimated benefits for participants with various years of credited service.

These benefits will be reduced by the Social Security payment and the amortized hypothetical Profit Sharing balance.



Average Annual
Earnings For The
Final Five Years                Years Of Credited Service
                  _____________________________________________________
Of  Service       10          15          20            25           30
___________       ___        ___          ___          ___          ___
$ 100,000         $   20,000  $   30,000  $    40,000   $    50,000  $   60,000
  200,000             40,000      60,000       80,000       100,000     120,000
  300,000             60,000      90,000      120,000       150,000     180,000
  400,000             80,000     120,000      160,000       200,000     240,000
  500,000            100,000     150,000      200,000       250,000     300,000


The TSRP participant needs a minimum of 15 years of continuous service and have reached the age of 62 to qualify for early retirement benefits. The Compensation Committee may grant a participant additional years of service to qualify for benefits.

The TSRP is designed to provide a participant a retirement benefit that is comparable in replacement income percentage to that provided lower paid employees. The Plan does this by supplementing retirement income which is lost to higher paid employees due to social security caps and limits on income considered for the Company's Qualified Retirement Plans.


OFFICERS' INCENTIVE BONUS PLAN

The Company's Officers' Incentive Bonus Plan provides for the payment of a bonus to the Named Executive Officers based exclusively on "Return On Average Shareholders' Equity" (the "ROE"). Payments are based on a sliding scale dependent upon the Company's ROE. Bonuses are earned only after the ROE equals or exceeds 10%. The Bonus benefits are maximized upon reaching an ROE of 20%. Benefits are further factored depending upon a job responsibility factor. Amounts allocated to the Named Executive Officers for 1996 are included in the Summary Compensation Table.

REGAL-BELOIT CORPORATION 1982 INCENTIVE STOCK OPTION PLAN

The Company's 1982 Incentive Stock Option Plan provides stock options for Officers and Key Employees. The Plan is administered by the Compensation Committee of the Board of Directors. Options to purchase shares of Common Stock of the Company are granted on behalf of the Company by the Board upon the recommendations of the Committee. The Committee recommends the eligible persons to whom the options may be granted, the number of shares to be optioned, the price at which shares may be optioned (which shall not be less than the fair market value of the stock on the date of grant) and any limitations such as to when each option shall be exercisable. Options to purchase up to a total of 614,946 shares could have been granted under the Plan which expired in 1992. As of December 31, 1996, 26,386 shares of Common Stock subject to outstanding options previously granted remain exercisable.


REGAL-BELOIT CORPORATION 1987 STOCK OPTION PLAN

The Company also maintains a 1987 Stock Option Plan which provides for the grant of stock options to Officers and Key Employees on terms substantially similar to the 1982 Incentive Stock Option Plan (except for certain federal income tax treatment). Options to purchase up to a total of 450,000 shares (adjusted for the August 1994 two-for-one stock split) may be granted under the Plan which expires in 1997. As of December 31, 1996, 261,900 shares of Common
Stock subject to outstanding options previously granted remain exercisable.

12

REGAL-BELOIT CORPORATION 1991 FLEXIBLE STOCK INCENTIVE PLAN

The Plan provides long term incentives to eligible Directors, Officers and Key Employees of the Company. The Plan is administered by the Board of Directors or a committee so constituted as to comply with Rule 16b-3 of the Securities and Exchange Act of 1934. The committee selects the eligible participants, determines the size, the time and terms of grants to be given, except grants to Outside Directors are limited by the Plan. Grants may be made in the form of Deferred Stock, Restricted Stock, Stock Options, Performance Shares, Stock Appreciation Rights, or a combination thereof. The committee determines the amount, the form of and combination to be received by the participant. The maximum number of shares of Common Stock available for distribution under the Plan is 1,000,000 shares (adjusted for the August 1994 two-for-one stock split). As of December 31, 1996, 448,132 shares of Common Stock subject to outstanding options previously granted remain exercisable.

OUTSIDE DIRECTORS
NON-QUALIFIED STOCK OPTION GRANT

On January 23, 1992, the Board of Directors granted to each non-employee member of the Board of Directors a non-qualified stock option grant of 20,000 shares of Common Stock, at an option price of $7.50 per share, which price was equal to the closing price of a share of Regal-Beloit Corporation's Common Stock on the date of grant as adjusted to reflect the August 1994 two-for-one stock split. The options granted will terminate five (5) years from the date of grant, or one year following the Director's death but in any event prior to the expiration date of the option. The grant shall be exercisable as to one-quarter of the shares granted on the date of grant and one-quarter on each anniversary date thereafter. The limitation on exercisability shall be removed immediately upon death, ceasing to be a member of the Board or a change in control. As of December 31, 1996, 130,000 shares of Common Stock subject to outstanding options previously granted remain exercisable.

SUPPLEMENTAL DISABILITY

The Company also provided supplemental disability insurance for Named Executive Officers and salaried employees during 1996. The Plan provides compensation to a disabled Named Executive Officer at the rate of 100% of his normal salary for the first 12 months of total disability and 60% thereafter. Other salaried employees receive 100% of their normal salary for the first 6 months of total disability and 60% thereafter. None of the Company's Named Executive Officers received disability benefits during 1996.



EMPLOYMENT CONTRACTS AND EXECUTIVE TERMINATION BENEFITS AGREEMENT

The Company has no employment contracts with any Named Executive Officers of the Company. However, the Company has termination benefits agreements
(the "Agreements") with the Named Executive Officers of the Company. The benefits provided by the Agreements are triggered by the termination of the individual who is a party to an Agreement within three years following a change in control of the Company, if the individual's employment with the Company is terminated not for cause or if the individual terminates his or her employment with "good reason". If the individual's employment is terminated for cause, or as a consequence of death or disability, the Agreement is not triggered. The employment period is three years commencing with the change in control. The Agreement provides that upon such termination, the termination payment shall be a severance payment equal to the sum of the individual's annual salary then in effect plus the amount of the individual's highest annual bonus award during the previous three years, multiplied by the number of years (or fractional portion of a year) remaining in the employment period, but not less than one year's annual salary and bonus award. The individual may elect to receive such payment in a lump sum or monthly installments. In addition, the individual, at no cost, shall continue to participate in the Company's medical and dental benefit plan for the remainder of the employment period. The termination payments and benefits described above may be reduced if necessary to comply with Internal Revenue Code limits concerning "golden parachutes".

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Officers, Directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by the Company, or written representation from certain reporting persons that no Form 5's were required for those persons, the Company believes that, since May 1, 1991, all filing requirements applicable to its Officers, Directors, and greater than ten percent (10%) beneficial owners were complied with.


SELECTION OF AUDITORS

The Board of Directors, in accordance with the recommendation of its Audit Committee, has appointed Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 1997 and is submitting the selection of auditors for approval by the stockholders at the forthcoming annual meeting. Representatives of Arthur Andersen LLP will be present at the annual meeting and will be available to respond to appropriate questions and to make a statement if they desire to do so.

In addition to services performed in connection with their audit function (which services included examination of the annual financial statements, assistance and consultation in connection with filing the 10-K annual report with the Securities and Exchange Commission and auditing the Company's Profit Sharing Plan and Personal Savings Plan), Arthur Andersen LLP provided other non-audit services during the year ended December 31, 1996.

The Audit Committee concluded that the performance of such services does not impair the independence of Arthur Andersen LLP as Regal-Beloit Corporation's auditors.

In the event the shareholders do not ratify the appointment of Arthur Andersen LLP or if for any reason that firm shall cease to act as auditors for Regal-Beloit Corporation, the Company will appoint other independent public accountants as auditors.


SHAREHOLDER PROPOSALS

Shareholder proposals must be received by the Company no later than November 14, 1997 in order to be considered for inclusion in next year's annual meeting proxy statement.

The proponent of a proposal must be a record or beneficial owner of at least one percent (1%) or $1,000 in market value of securities entitled to be voted at the meeting and have held such securities for at least one year and shall continue to own such securities through the date on which the meeting is held.




By Order of the Board of Directors

Robert C. Burress
-----------------

Robert C. Burress,
Vice President, Treasurer, Secretary




Beloit, Wisconsin
March 17, 1997

14

APPENDIX 1

REGAL-BELOIT CORPORATION
PROXY FOR ANNUAL MEETING ON APRIL 24, 1997
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints J.L. Packard and R.C. Burress or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Regal-Beloit Corporation held on record by the undersigned on February 28, 1997, at the Annual Meeting of Shareholders to be held on April 24, 1997, at 10:30 A.M. Central Daylight Time, at the Regal-Beloit Corporation's Corporate Headquarters, 200 Sate Street, Beloit, Wisconsin 53511-6254, or any adjournment thereof (the Meeting) and thereto vote all shares.

ELECTION OF ALL THREE (3) CLASS A DIRECTORS:
(or if any nominee is not available for election, such substitute as the Board of Directors may designate).

Nominees:

William W. Keefer, James L. Packard, Henry W. Knueppel

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes. Please mark, sign, date and return this card promptly using
the enclosed envelope.    SEE REVERSE SIDE


Please mark
X  votes as in
example

This Proxy when executed will be voted in the manner directed herein.
If no direction is made, this Proxy will be voted FOR the Proposals 1 and 2.


------------------------------------------------------------------------|
|The Board of Directors recommends a vote FOR Proposals 1 and 2.        |
|-----------------------------------------------------------------------|
|                              FOR          WITHHELD                    |
|1. Election of Direc-                                                  |
|   tors (see reverse).       ____         ________                     |
|                                                                       |
|                                                                       |
|                                                                       |
|                                                                       |
|2. Selection of Arthur         FOR        AGAINST      ABSTAIN         |
|   Anderson LLP                ____      ________      _______         |
|   Independent Autitors.                                               |
|   For, except vote witheld from the following nominees(s)             |
|   _______________________________________________________             |
 -----------------------------------------------------------------------|



3. To act on other business that properly comes before the meeting or any adjournments and matters incident to conduct thereof.

________________________________________________________
Number of Shares Voted

________________________________________________________
Name of Institution

Please date and sign exactly as name appears   Signature________ Date______
hereon.  Joint owners should each sign.
When signing as attorney, executor, administrator,trustee or guardian,
please give full title as such.                Signature________  Date______

APPENDIX 2
REGAL-BELOIT CORPORATION

PROXY FOR ANNUAL MEETING ON APRIL 24, 1997
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints J.L. Packard and R.C. Burress or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Regal-Beloit Corporation held on record by the undersigned on February 28, 1997, at the Annual Meeting of Shareholders to be held on April 24, 1997, at 10:30 A.M. Central Daylight Time, at the Regal-Beloit Corporation's Corporate Headquarters, 200 Sate Street, Beloit, Wisconsin 53511-6254, or any adjournment thereof (the Meeting) and thereto vote all shares.

ELECTION OF ALL THREE (3) CLASS A DIRECTORS:
(or if any nominee is not available for election, such substitute as the Board of Directors may designate).

Nominees:

William W. Keefer, James L. Packard, Henry W. Knueppel

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes. Please mark, sign, date and return this card promptly using
the enclosed envelope.    SEE REVERSE SIDE


Please mark
X  votes as in
example

This Proxy when executed will be voted in the manner directed herein.
If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

---------------------------------------------------------------------------
|The Board of Directors recommends a vote FOR Proposals 1 and 2.          |
|------------------------------------------------------------------------ |
|                              FOR          WITHHELD                      |
|1. Election of Direc-                                                    |
|   tors (see reverse).       ____         ________                       |
|                                                                         |
|    For, except vote withheld from the following nominee(s)              |
|    _______________________________________________________              |
|                                                                         |
|2. Selection of Arthur        FOR     AGAINST    ABSTAIN                 |
|   Anderson LLP as                                                       |
|   Independent Auditors.      ____    _______    _______                 |
|                                                                         |
|   For, except vote withheld from the following nominees(s)              |
|   ________________________________________________________              |
 --------------------------------------------------------------------------

3. To act on other business that properly comes before the meeting or any adjournments and matters incident to conduct thereof.

                                                MARK HERE        ---------
                                                FOR ADDRESS      |       |
                                                CHANGE AND       |       |
                                                NOTE AT LEFT     ---------

Please date and sign exactly as name appears   Signature________ Date_________
hereon.  Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian,
please give full title as such.                Signature_______  Date_________